Exhibit 99.1

Avadel Pharmaceuticals to Join Russell 3000® Index

DUBLIN, Ireland, June 27, 2024 - Avadel Pharmaceuticals plc (Nasdaq: AVDL), a biopharmaceutical company focused on transforming medicines to transform lives, announced today that it is set to join the broad-market Russell 3000® Index at the conclusion of the 2024 Russell US Indexes annual reconstitution, effective at the open of US equity markets on Monday, July 1, 2024, according to a preliminary list of additions posted Friday, May 24, 2024.

“We are proud to be included in the widely tracked Russell Indexes, which represents another important milestone for our company,” said Greg Divis, Chief Executive Officer of Avadel Pharmaceuticals. “We look forward to the enhanced visibility that inclusion in the Russell Indexes offers as we advance our ongoing commercial launch of LUMRYZ and aim to create long-term value for our stockholders.”

The annual Russell U.S. Indexes reconstitution captures the 4,000 largest U.S. stocks as of April 30, 2024, ranking them by total market capitalization. Membership in the U.S. all-cap Russell 3000® Index, which remains in place for one year, means automatic inclusion in the small-cap Russell 2000® Index or the large-cap Russell 1000® Index as well as the appropriate growth and value style indexes. FTSE Russell, a prominent global index provider, determines membership for its Russell indexes primarily by objective, market-capitalization rankings and style attributes.

Russell indexes are widely used by investment managers and institutional investors for index funds and as benchmarks for active investment strategies. According to the FTSE Russell data, as of the end of December 2023, about $10.5 trillion in assets are benchmarked against the Russell US Indexes.

For more information on the Russell 3000® Index and the Russell indexes reconstitution, go to the "Russell Reconstitution" section on the FTSE Russell website.

About Avadel Pharmaceuticals plc

Avadel Pharmaceuticals plc (Nasdaq: AVDL) is a biopharmaceutical company focused on transforming medicines to transform lives. Our approach includes applying innovative solutions to the development of medications that address the challenges patients face with current treatment options. Avadel’s commercial product, LUMRYZ™, was approved by the U.S. Food & Drug Administration (FDA) as the first and only once-at-bedtime oxybate for the treatment of cataplexy or excessive daytime sleepiness (EDS) in adults with narcolepsy. For more information, please visit www.avadel.com.

Cautionary Disclosure Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements relate to our future expectations, beliefs, plans, strategies, objectives, results, conditions, financial performance, prospects or other events. Such forward-looking statements include, but are not limited to, expectations regarding the success of the commercialization of LUMRYZ and the potential benefits conferred by the Company’s inclusion in the Russell 3000 Index. In some cases, forward-looking statements can be identified by use of words such as “will,” “may,” “could,” “believe,” “expect,” “look forward,” “on track,” “guidance,” “anticipate,” “estimate,” “project,” “next steps” and similar expressions and the negatives thereof (if applicable).

The Company’s forward-looking statements are based on estimates and assumptions that are made within the bounds of our knowledge of our business and operations and that we consider reasonable. However, the Company’s business and operations are subject to significant risks, and, as a result, there can be no assurance that actual results and the results of the company’s business and operations will not differ materially from the results contemplated in such forward-looking statements. Factors that could cause actual results to differ from expectations in the Company’s forward-looking statements include the risks and uncertainties described in the “Risk Factors” section of Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date they are made and are not guarantees of future performance. Accordingly, you should not place undue reliance on forward-looking statements. The Company does not undertake any obligation to publicly update or revise our forward-looking statements, except as required by law.

Investor Contact:

Courtney Mogerley

Precision AQ

Courtney.Mogerley@precisionAQ.com

(212) 698-8687

Media Contact:

Lesley Stanley

Real Chemistry

lestanley@realchemistry.com

(609) 273-3162